UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 7, 2020

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement.

On June 7, 2020, Ferrellgas Partners, L.P. (“FGP”), Ferrellgas Partners Finance Corp. (“Finance Corp.” and, together with the FGP, the “Issuers”), Ferrellgas L.P., a subsidiary of FGP, Ferrell Companies, Inc., Ferrellgas Inc., Ferrellgas GP II, LLC and Ferrellgas GP III, LLC (together with the Issuers, and all directly or indirectly wholly-owned subsidiaries thereof, the “Ferrellgas Entities”) entered into a Forbearance Agreement (the “Forbearance Agreement”) with the beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners, collectively referred to as the “Forbearing Noteholders”) who collectively beneficially own or manage approximately 77% of the aggregate principal amount of the Issuers’ 8.625% Senior Unsecured Notes due 2020 (the “Notes”), issued pursuant to that certain Indenture dated as of April 13, 2010, as thereby supplemented by supplemental indentures dated April 13, 2010 and January 30, 2017, respectively (as supplemented, collectively referred to as the “Indentures”) with U.S. Bank National Association, as trustee (the “Trustee”). Capitalized terms used but not defined herein have the meaning set forth in the Forbearance Agreement.

Pursuant to the terms of the Forbearance Agreement, the Forbearing Noteholders have agreed to forbear from exercising any default-related rights and remedies against the Issuers, or directing the Trustee to take any Remedial Action during the Forbearance Period, which is the period beginning on June 7, 2020 and ends on the earliest to occur of (i) July 31, 2020, which date is subject to extension as described in the Forbearance Agreement to August 15, 2020, (ii) certain other termination events specified in the Forbearance Agreement, including (a) failure to meet certain milestones, (b) incurrence of additional indebtedness, granting of liens or making investments, sales or other actions outside the ordinary course of business, (c) entry by the Ferrell Entities into any support agreement or definitive documentation with regard to any restructuring, recapitalization or similar transaction, (d) the announcement or commencement of a Restructuring Transaction (as defined in the Forbearance Agreement), or (e) the occurrence of any Forbearance Default.

The above description of the terms of the Forbearance Agreement does not purport to be complete and is qualified in its entirety by the full text of the Forbearance Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On June 11, 2020, FGP issued a press release regarding the Forbearance Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

10.1	Forbearance Agreement among Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp. and the beneficial owners dated June 7, 2020.

99.1	Press Release dated June 11, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By Ferrellgas, Inc. (General Partner)

Date:	June 11, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer

FERRELLGAS PARTNERS FINANCE CORP.

Date:	June 11, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
By Ferrellgas, Inc. (General Partner)

Date:	June 11, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer

FERRELLGAS FINANCE CORP.

Date:	June 11, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director